UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2021
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 984-0490
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On April 20, 2021, Affirm Holdings, Inc., a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among by and among Parent, certain subsidiaries of Parent, Returnly Technologies, Inc., a Delaware corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the securityholders of the Company. Pursuant to and upon the consummation (the “Closing”) of the transactions contemplated by the Merger Agreement, all of the issued and outstanding shares of capital stock of the Company will be cancelled in exchange for merger consideration consisting of (a) a number of shares of Parent’s Class A Common Stock, par value $0.00001 per share (the “Parent Common Stock”), with an aggregate value of $255,000,000 (the “Stock Consideration”), and (b) $45,000,000 in cash, subject to adjustment, in each case in the amount and upon the terms and subject to the conditions as set forth in the Merger Agreement. The number of shares of Parent Common Stock to be issued will equal the quotient of the Stock Consideration divided by the average closing price per share of Parent Common Stock on the Nasdaq Global Select Market for the ten consecutive trading days ending on the trading day immediately prior to the Closing. As of the time of filing this Current Report on Form 8-K, the number of shares of Parent Common Stock to be issued is not determinable.

The shares of Parent Common Stock to be issued under the Merger Agreement will not be registered under the Securities Act, of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Michael Linford
Name: Michael Linford
Title: Chief Financial Officer

Date: April 21, 2021
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